UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31,

Date of reporting period: June 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JUNE 30, 2009

Legg Mason Partners

Equity Fund

Managed by	CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objectives are growth and conservation of capital. Income is a secondary investment objective.

Fund name change

During the fourth quarter of 2009, it is expected that the Fund’s name will change to Legg Mason ClearBridge Equity Fund. There will be no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy remained weak during the six-month reporting period ended June 30, 2009. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 2.7% and 5.4%, respectively. Economic contraction has continued in 2009 as GDP fell 6.4% during the first quarter and the advance estimate for the second quarter is a 1.0% decline. The economy’s more modest contraction in the second quarter was due, in part, to smaller declines in exports and business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, approximately six and a half million jobs have been shed and we have experienced eighteen consecutive months of job losses. In addition, the unemployment rate continued to move steadily higher, rising from 9.4% in May to 9.5% in June 2009, to reach its highest rate since August 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable in recent months and, while home prices have continued to fall, the pace of the decline has moderated somewhat. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace and inventory levels were drawn down.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed has maintained this stance thus far in 2009. In conjunction with its June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Legg Mason Partners Equity Fund	I

Letter from the chairman continued

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

Despite an extremely poor start, the U.S. stock market, as measured by the S&P 500 Indexiv (the “Index”), generated a positive return for the six months ended June 30, 2009. Continued fallout from the financial crisis and a rapidly weakening economy caused the market to fall sharply in January and February 2009, with the Index returning -8.43% and -10.65%, respectively. Stock prices continued to plunge in early March, reaching a twelve-year low on March 9th. Stocks then rallied sharply, rising approximately 36% from their March low through the end of June 2009. This rebound was due to a variety of factors, including optimism that the economy was bottoming and that corporate profits would improve as the year progressed. All told, the Index gained 3.16% over the six-month reporting period.

Looking at the U.S. stock market more closely, in terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000v, Russell Midcapvi and Russell 2000vii Indices, returned 4.32%,

II	Legg Mason Partners Equity Fund

9.96% and 2.64%, respectively, during the six-month period ended June 30, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indices, returned 11.52% and -3.05%, respectively. This disparity in returns was due, in part, to the strong performance of growth-oriented technology stocks and the weak performance of value-oriented financial stocks.

Performance review

For the six months ended June 30, 2009, Class A shares of Legg Mason Partners Equity Fund, excluding sales charges, returned 3.22%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 3.16% over the same time frame. The Lipper Large-Cap Core Funds Category Average1 returned 4.83% for the same period.

PERFORMANCE SNAPSHOT as of June 30, 2009 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
Equity Fund — Class A Shares	3.22%
S&P 500 Index	3.16%
Lipper Large-Cap Core Funds Category Average[1]	4.83%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class C shares returned 3.06%, Class I shares returned 3.59% and Class O shares returned 3.67% over the six months ended June 30, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 30, 2009, the gross total operating expense ratios for Class A, Class C, Class I and Class O shares were 1.07%, 1.75%, 0.72% and 0.78%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 978 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Equity Fund	III

Letter from the chairman continued

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to certain regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 31, 2009

IV	Legg Mason Partners Equity Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, stock prices are subject to market fluctuations. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest in foreign securities which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Lower-rated, higher-yielding securities are subject to greater credit risk, including the risk of default, than higher-rated obligations. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Partners Equity Fund	V

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Legg Mason Partners Equity Fund 2009 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2009 and held for the six months ended June 30, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	3.22%	$1,000.00	$1,032.20	1.50%	$7.56
Class C	3.06	1,000.00	1,030.60	1.75	8.81
Class I	3.59	1,000.00	1,035.90	0.73	3.68
Class O	3.67	1,000.00	1,036.70	0.82	4.14

[1]	For the six months ended June 30, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners Equity Fund 2009 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,017.36	1.50%	$7.50
Class C	5.00	1,000.00	1,016.12	1.75	8.75
Class I	5.00	1,000.00	1,021.17	0.73	3.66
Class O	5.00	1,000.00	1,020.73	0.82	4.11

[1]	For the six months ended June 30, 2009.

[2]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Equity Fund 2009 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2009

LEGG MASON PARTNERS EQUITY FUND
SHARES	SECURITY	VALUE

COMMON STOCKS† — 99.5%
CONSUMER DISCRETIONARY — 9.8%
	Household Durables — 3.3%
216,250	Newell Rubbermaid Inc.	$2,251,163
736,090	Toll Brothers Inc.*	12,491,447
	Total Household Durables	14,742,610
	Media — 2.6%
629,040	News Corp., Class B Shares	6,648,953
218,910	Walt Disney Co.	5,107,170
	Total Media	11,756,123
	Specialty Retail — 3.9%
219,120	Lowe’s Cos. Inc.	4,253,119
667,914	Staples Inc.	13,471,825
	Total Specialty Retail	17,724,944
	TOTAL CONSUMER DISCRETIONARY	44,223,677
CONSUMER STAPLES — 13.0%
	Beverages — 2.3%
191,550	PepsiCo Inc.	10,527,588
	Food & Staples Retailing — 2.5%
232,010	Wal-Mart Stores Inc.	11,238,564
	Food Products — 3.7%
207,710	Kellogg Co.	9,673,055
221,450	McCormick & Co. Inc., Non Voting Shares	7,203,768
	Total Food Products	16,876,823
	Household Products — 2.2%
189,560	Procter & Gamble Co.	9,686,516
	Tobacco — 2.3%
238,380	Philip Morris International Inc.	10,398,136
	TOTAL CONSUMER STAPLES	58,727,627
ENERGY — 12.9%
	Energy Equipment & Services — 4.3%
76,890	Diamond Offshore Drilling Inc.	6,385,715
273,920	Halliburton Co.	5,670,144
217,640	National-Oilwell Varco Inc.*	7,108,122
	Total Energy Equipment & Services	19,163,981
	Oil, Gas & Consumable Fuels — 8.6%
53,432	ConocoPhillips	2,247,350
176,190	Exxon Mobil Corp.	12,317,443
257,840	Newfield Exploration Co.*	8,423,633
114,520	Petroleo Brasileiro SA, ADR	4,693,030
209,350	Total SA, ADR	11,353,050
	Total Oil, Gas & Consumable Fuels	39,034,506
	TOTAL ENERGY	58,198,487

See Notes to Financial Statements.

4	Legg Mason Partners Equity Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS EQUITY FUND
SHARES	SECURITY	VALUE

FINANCIALS — 14.2%
	Capital Markets — 1.1%
288,020	Charles Schwab Corp.	$5,051,871
	Commercial Banks — 3.7%
680,210	Wells Fargo & Co.	16,501,894
	Consumer Finance — 1.3%
251,740	American Express Co.	5,850,438
	Diversified Financial Services — 6.0%
687,450	Bank of America Corp.	9,074,340
390,350	JPMorgan Chase & Co.	13,314,838
177,650	Moody’s Corp.	4,681,078
	Total Diversified Financial Services	27,070,256
	Insurance — 2.1%
51	Berkshire Hathaway Inc., Class A Shares*	4,590,000
332,160	Progressive Corp.*	5,018,938
	Total Insurance	9,608,938
	TOTAL FINANCIALS	64,083,397
HEALTH CARE — 11.7%
	Biotechnology — 2.9%
108,650	Celgene Corp.*	5,197,816
145,110	Genzyme Corp.*	8,078,274
	Total Biotechnology	13,276,090
	Health Care Equipment & Supplies — 1.1%
70,200	Edwards Lifesciences Corp.*	4,775,706
	Health Care Providers & Services — 1.0%
243,680	AmerisourceBergen Corp.	4,322,883
	Pharmaceuticals — 6.7%
225,670	Abbott Laboratories	10,615,517
363,420	Bristol-Myers Squibb Co.	7,381,060
42,060	Johnson & Johnson	2,389,008
247,340	Novartis AG, ADR	10,088,999
	Total Pharmaceuticals	30,474,584
	TOTAL HEALTH CARE	52,849,263
INDUSTRIALS — 10.6%
	Aerospace & Defense — 1.6%
472,890	Orbital Sciences Corp.*	7,173,741
	Building Products — 2.4%
1,155,600	Masco Corp.	11,070,648
	Electrical Equipment — 1.9%
52,230	First Solar Inc.*	8,467,528

See Notes to Financial Statements.

Legg Mason Partners Equity Fund 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS EQUITY FUND
SHARES	SECURITY	VALUE

	Industrial Conglomerates — 2.7%
1,051,820	General Electric Co.	$12,327,330
	Machinery — 0.8%
79,470	Eaton Corp.	3,545,157
	Road & Rail — 1.2%
145,700	Norfolk Southern Corp.	5,488,519
	TOTAL INDUSTRIALS	48,072,923
INFORMATION TECHNOLOGY — 18.7%
	Communications Equipment — 8.4%
719,440	Corning Inc.	11,554,206
312,010	Juniper Networks Inc.*	7,363,436
286,150	Nokia Oyj, ADR	4,172,067
323,790	QUALCOMM Inc.	14,635,308
	Total Communications Equipment	37,725,017
	Computers & Peripherals — 2.4%
74,520	Apple Inc.*	10,613,884
	Electronic Equipment, Instruments & Components — 2.1%
259,460	Dolby Laboratories Inc., Class A Shares*	9,672,669
	IT Services — 0.7%
51,540	Visa Inc.	3,208,880
	Semiconductors & Semiconductor Equipment — 2.3%
482,551	ASML Holding NV, New York Registered Shares	10,447,229
	Software — 2.8%
534,478	Microsoft Corp.	12,704,542
	TOTAL INFORMATION TECHNOLOGY	84,372,221
MATERIALS — 4.2%
	Chemicals — 2.0%
77,380	Air Products & Chemicals Inc.	4,997,974
56,960	Monsanto Co.	4,234,406
	Total Chemicals	9,232,380
	Metals & Mining — 2.2%
61,300	Freeport-McMoRan Copper & Gold Inc., Class B Shares	3,071,743
165,740	Newmont Mining Corp.	6,773,794
	Total Metals & Mining	9,845,537
	TOTAL MATERIALS	19,077,917
TELECOMMUNICATION SERVICES — 2.3%
	Diversified Telecommunication Services — 1.6%
232,930	Verizon Communications Inc.	7,157,939
	Wireless Telecommunication Services — 0.7%
103,130	American Tower Corp., Class A Shares*	3,251,689
	TOTAL TELECOMMUNICATION SERVICES	10,409,628

See Notes to Financial Statements.

6	Legg Mason Partners Equity Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS EQUITY FUND
SHARES	SECURITY	VALUE

UTILITIES — 2.1%
	Electric Utilities — 2.1%
169,110	Exelon Corp.	$8,660,123
20,260	FPL Group Inc.	1,151,984
	TOTAL UTILITIES	9,812,107
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $461,746,467)	449,827,247
FACE AMOUNT
SHORT-TERM INVESTMENT‡ — 0.8%
	Repurchase Agreement — 0.8%
$3,508,000	Interest in $489,946,000 joint tri-party repurchase agreement dated 6/30/09 with Greenwich Capital Markets Inc., 0.080% due 7/1/09; Proceeds at maturity — $3,508,008; (Fully collateralized by various U.S. government agency obligations, 1.750% to 6.625% due 8/18/09 to 2/20/29; Market value — $3,578,178) (Cost — $3,508,000)	3,508,000
	TOTAL INVESTMENTS — 100.3% (Cost — $465,254,467#)	453,335,247
	Liabilities in Excess of Other Assets — (0.3)%	(1,464,133)
	TOTAL NET ASSETS — 100.0%	$451,871,114

†	Under the Statement of Financial Accounting Standards No. 157 (“FAS 157”), all securities are deemed Level 1. Please refer to Note 1 of the Notes to Financial Statements.

*	Non-income producing security.

‡	Under FAS 157, all securities are deemed Level 2. Please refer to Note 1 of the Notes to Financial Statements.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	—American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Equity Fund 2009 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

June 30, 2009

ASSETS:
Investments, at value (Cost — $465,254,467)	$453,335,247
Cash	44
Dividends and interest receivable	496,767
Receivable for Fund shares sold	17,084
Prepaid expenses	24,038
Total Assets	453,873,180
LIABILITIES:
Investment management fee payable	715,953
Distributions payable	579,433
Payable for Fund shares repurchased	528,850
Trustees’ fees payable	15,868
Distribution fees payable	252
Accrued expenses	161,710
Total Liabilities	2,002,066
TOTAL NET ASSETS	$451,871,114
NET ASSETS:
Par value (Note 7)	$488
Paid-in capital in excess of par value	504,585,104
Undistributed net investment income	108
Accumulated net realized loss on investments	(40,795,366)
Net unrealized depreciation on investments	(11,919,220)
TOTAL NET ASSETS	$451,871,114
Shares Outstanding:
Class A	23,154
Class C	8,679
Class I	61,480
Class O	48,671,876
Net Asset Value:
Class A (and redemption price)	$9.30
Class C*	$9.31
Class I (and redemption price)	$9.32
Class O (and redemption price)	$9.27
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$9.87

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

8	Legg Mason Partners Equity Fund 2009 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2009

INVESTMENT INCOME:
Dividends	$5,571,774
Interest	3,968
Less: Foreign taxes withheld	(158,466)
Total Investment Income	5,417,276
EXPENSES:
Investment management fee (Note 2)	1,382,187
Transfer agent fees (Note 5)	211,971
Shareholder reports (Note 5)	46,468
Registration fees	31,947
Trustees’ fees	22,946
Legal fees	20,865
Audit and tax	15,133
Insurance	5,916
Custody fees	2,127
Distribution fees (Note 5)	589
Miscellaneous expenses	4,725
Total Expenses	1,744,874
NET INVESTMENT INCOME	3,672,402
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(27,497,933)
Change in Net Unrealized Appreciation/Depreciation From Investments	37,807,596
NET GAIN ON INVESTMENTS	10,309,663
INCREASE IN NET ASSETS FROM OPERATIONS	$13,982,065

See Notes to Financial Statements.

Legg Mason Partners Equity Fund 2009 Semi-Annual Report	9

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (unaudited) AND THE YEAR ENDED DECEMBER 31, 2008	2009	2008
OPERATIONS:
Net investment income	$3,672,402	$7,444,814
Net realized loss	(27,497,933)	(8,659,082)
Change in net unrealized appreciation/depreciation	37,807,596	(263,239,435)
Increase (Decrease) in Net Assets From Operations	13,982,065	(264,453,703)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(4,537,039)	(6,585,624)
Net realized gains	—	(20,791,979)
Decrease in Net Assets From Distributions to Shareholders	(4,537,039)	(27,377,603)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	757,655	2,734,747
Reinvestment of distributions	2,833,997	16,977,332
Cost of shares repurchased	(19,723,055)	(76,365,810)
Decrease in Net Assets From Fund Share Transactions	(16,131,403)	(56,653,731)
DECREASE IN NET ASSETS	(6,686,377)	(348,485,037)
NET ASSETS:
Beginning of period	458,557,491	807,042,528
End of period*	$451,871,114	$458,557,491
* Includes undistributed net investment income of:	$108	$864,745

See Notes to Financial Statements.

10	Legg Mason Partners Equity Fund 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009[2]	2008	2007	2006[3,4]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.08	$14.54	$15.59	$15.71
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.05	0.11	0.12	(0.00)[5]
Net realized and unrealized gain (loss)	0.23	(5.08)	1.14	(0.07)
Total income (loss) from operations	0.28	(4.97)	1.26	(0.07)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	(0.10)	(0.13)	—
Net realized gains	—	(0.39)	(2.18)	(0.05)
Total distributions	(0.06)	(0.49)	(2.31)	(0.05)
NET ASSET VALUE, END OF PERIOD	$9.30	$9.08	$14.54	$15.59
Total return[6]	3.22%	(35.17)%	8.04%	(0.46)%
NET ASSETS, END OF PERIOD (000s)	$215	$205	$497	$11
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.50%[7]	1.07%	0.98%	0.64%[7,8]
Net expenses	1.50 [7]	1.07 [9]	0.98	0.64 [7,8]
Net investment income (loss)	1.06 [7]	0.80	0.76	(0.62)[7]
PORTFOLIO TURNOVER RATE	24%	39%	32%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]	For the period December 28, 2006 (inception date) to December 31, 2006.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures, exclusive of sales charge, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.60%.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Equity Fund 2009 Semi-Annual Report	11

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009[2]	2008[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.09	$13.85
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.03	0.02
Net realized and unrealized gain (loss)	0.24	(4.38)
Total income (loss) from operations	0.27	(4.36)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.01)
Net realized gains	—	(0.39)
Total distributions	(0.05)	(0.40)
NET ASSET VALUE, END OF PERIOD	$9.31	$9.09
Total return[4]	3.06%	(32.40)%
NET ASSETS, END OF PERIOD (000s)	$81	$65
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	1.75%	1.75%
Net expenses[5]	1.75	1.75 [6]
Net investment income[5]	0.77	0.28
PORTFOLIO TURNOVER RATE	24%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]	For the period April 30, 2008 (inception date) to December 31, 2008.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

12	Legg Mason Partners Equity Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009[2]	2008[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.10	$13.85
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.07	0.10
Net realized and unrealized gain (loss)	0.25	(4.39)
Total income (loss) from operations	0.32	(4.29)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.07)
Net realized gains	—	(0.39)
Total distributions	(0.10)	(0.46)
NET ASSET VALUE, END OF PERIOD	$9.32	$9.10
Total return[4]	3.59%	(31.92)%
NET ASSETS, END OF PERIOD (000s)	$573	$477
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	0.73%	0.72%
Net expenses[5]	0.73	0.72 [6]
Net investment income[5]	1.72	1.29
PORTFOLIO TURNOVER RATE	24%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]	For the period April 30, 2008 (inception date) to December 31, 2008.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Equity Fund 2009 Semi-Annual Report	13

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS O SHARES[1]	2009[2,3]	2008[3]	2007[3]	2006[3,4]	2005[4]	2004[4]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.04	$14.49	$15.53	$15.61	$15.16	$14.04
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.07	0.14	0.15	0.17	0.15	0.21
Net realized and unrealized gain (loss)	0.25	(5.08)	1.16	1.91 [5]	0.52	1.04
Total income (loss) from operations	0.32	(4.94)	1.31	2.08	0.67	1.25
GAIN FROM REPURCHASE OF TREASURY STOCK	—	—	—	—	—	0.01
LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.12)	(0.17)	(0.18)	(0.22)	(0.14)
Net realized gains	—	(0.39)	(2.18)	(1.98)	—	—
Total distributions	(0.09)	(0.51)	(2.35)	(2.16)	(0.22)	(0.14)
NET ASSET VALUE, END OF PERIOD	$9.27	$9.04	$14.49	$15.53	$15.61	$15.16
Market value, end of year	N/A	N/A	N/A	15.49 *	15.08	13.00
Total return, based on NAV[6]	3.67%	(35.09)%	8.39%	13.49%[5]	4.41%	8.99%
Total return, based on market value	N/A	N/A	N/A	3.24%[7,8]	17.76%[8]	9.24%[8]
NET ASSETS, END OF PERIOD (MILLIONS)	$451	$458	$807	$964	$1,548	$1,505
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.82%[9]	0.78%	0.69%	0.61%[10]	0.58%	0.62%
Net expenses	0.82 [9]	0.78 [11]	0.69	0.60 [10,12]	0.58	0.62
Net investment income	1.74 [9]	1.14	0.95	1.04	0.97	1.46
PORTFOLIO TURNOVER RATE	24%	39%	32%	41%	53%	44%

[1]	Effective June 30, 2006, the Fund was converted to an open-end investment company and the shares of the Fund were designated Class O shares.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]	Per share amounts have been calculated using the average shares method.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without the reimbursement, total return would have been 13.42%. The impact of this reimbursement to net realized and unrealized gain was $0.01 per share.

[6]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	For the period January 1, 2006 to June 30, 2006.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan and the broker commissions paid to purchase or sell shares is excluded. Past performance is no guarantee of future results.

[9]	Annualized.

[10]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.59%.

[11]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[12]	Reflects fee waivers and/or expense reimbursements.

*	As of June 30, 2006.

See Notes to Financial Statements.

14	Legg Mason Partners Equity Fund 2009 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Equity Fund (the “Fund”) is a separate diversified investment series of the Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through August 24, 2009, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Partners Equity Fund 2009 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common stocks and/or other equity investments†	$449,827,247	—	—	$449,827,247
Short-term investments†	—	$3,508,000	—	3,508,000
Total	$449,827,247	$3,508,000	—	$453,335,247

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations

16	Legg Mason Partners Equity Fund 2009 Semi-Annual Report

arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(g) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax

Legg Mason Partners Equity Fund 2009 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following annual rates:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $350 million	0.650%
Next $150 million	0.550
Next $250 million	0.525
Next $250 million	0.500
Over $1 billion	0.450

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10% which would occur if the Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund’s total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year periods ended March 31, 2009 and June 30, 2009 the Fund’s performance varied from that of the S&P 500 Index by 1.94% and 0.76%, respectively. This resulted in a total increase of the base management fee of $45,200.

18	Legg Mason Partners Equity Fund 2009 Semi-Annual Report

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2009, LMIS and its affiliates did not receive sales charges on the sale of the Fund’s Class A shares. In addition, for the six months ended June 30, 2009, there were no CDSC paid to LMIS and its affiliates.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$99,840,934
Sales	112,529,332

At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$58,600,466
Gross unrealized depreciation	(70,519,686)
Net unrealized depreciation	$(11,919,220)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board of Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2009, the Fund did not invest in any derivative instruments.

Legg Mason Partners Equity Fund 2009 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of the class. Distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$245	$40	$493
Class C	344	15	4
Class I	—	53	5
Class O	—	211,863	45,966
Total	$589	$211,971	$46,468

6. Distributions to shareholders by class

	SIX MONTHS ENDED JUNE 30, 2009	YEAR ENDED DECEMBER 31, 2008
Net Investment Income:
Class A	$1,437	$1,983
Class C	450	50	*
Class I	5,072	3,633	*
Class O	4,530,080	6,579,958
Total	$4,537,039	$6,585,624
Net Realized Gains:
Class A	—	$628
Class C	—	2,798	*
Class I	—	19,153	*
Class O	—	20,769,400
Total	—	$20,791,979

*	For the period April 30, 2008 (inception date) to December 31, 2008.

7. Shares of beneficial interest

At June 30, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

20	Legg Mason Partners Equity Fund 2009 Semi-Annual Report

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED JUNE 30, 2009		YEAR ENDED DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES		AMOUNT
Class A
Shares sold	1,164	$9,682	21,660		$194,112
Shares issued on reinvestment	174	1,417	201		2,451
Shares repurchased	(781)	(6,400)	(33,430)		(475,882)
Net increase (decrease)	557	$4,699	(11,569)		$(279,319)
Class C
Shares sold	1,449	$12,000	7,220	*	$100,000	*
Shares issued on reinvestment	10	75	—		—
Net increase	1,459	$12,075	7,220	*	$100,000	*
Class I
Shares sold	22,262	$209,319	50,894	*	$720,237	*
Shares issued on reinvestment	538	4,618	1,532	*	19,482	*
Shares repurchased	(13,746)	(125,032)	—		—
Net increase	9,054	$88,905	52,426	*	$739,719	*
Class O
Shares sold	62,149	$526,654	149,940		$1,720,398
Shares issued on reinvestment	336,749	2,827,887	1,325,907		16,955,399
Shares repurchased	(2,343,214)	(19,591,623)	(6,510,032)		(75,889,928)
Net decrease	(1,944,316)	$(16,237,082)	(5,034,185)		$(57,214,131)

*	For the period April 30, 2008 (inception date) to December 31, 2008.

8. Capital loss carryforward

As of December 31, 2008, the Fund had a net capital loss carryforward of approximately $4,694,382 which expires in 2016. This amount will be available to offset any future taxable capital gains.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds.

Legg Mason Partners Equity Fund 2009 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order

22	Legg Mason Partners Equity Fund 2009 Semi-Annual Report

issued against the Defendants by the SEC as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

10. Subsequent Event

At the August 2009 meeting, the Board approved a recommendation from LMPFA to change the fiscal year-end for the Fund from December 31st to October 31st. This change will result in a “stub period” annual report being produced for the ten-month period ending October 31, 2009.

Legg Mason Partners Equity Fund 2009 Semi-Annual Report	23

Legg Mason Partners Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS EQUITY FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010093 8/09 SR09-870

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: September 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: September 1, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: September 1, 2009